SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


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                                    FORM 8-K



                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of report (Date of earliest event reported) October 21, 2003




                              FIRST MARINER BANCORP
               (Exact name of Registrant as specified in Charter)




          Maryland                    000-21815               52-1834860
(State or other Jurisdiction   (Commission File Number)  (IRS Employer
       of incorporation)                                  Identification No.)



                     3301 Boston Street, Baltimore, MD 21224
                (Address of Principal Executive Offices/Zip Code)



       Registrant's telephone number, including area code: (410) 342-2600




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                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 12.  Results of Operations and Financial Condition

On October 21, 2003, the Registrant issued a press release reporting its financial results for the period ended September 30, 2003. A copy of this press release is being furnished as Exhibit 99.1 and is incorporated by reference into
Item 12.

The information in this Current Report is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act"), or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in such filing.

Exhibits.

                  99.1     Press release dated October 21, 2003.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              FIRST MARINER BANCORP



Date: October 23, 2003           By: /s/Joseph A. Cicero
                                     -------------------------------------------
                                     Joseph A. Cicero
                                     President and Chief Operating Officer


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                                  EXHIBIT INDEX



Exhibit
Number          Description of Exhibit

99.1            Press release dated October 21, 2003.